                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2002

                               SL INDUSTRIES, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

New Jersey                            1-4987               21-0682685
----------------------------          -------------        ---------------------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
of Incorporation)                     File Number)         Identification No.)

                         520 Fellowship Road, Suite A114
                         Mount Laurel, New Jersey 08054
                         ------------------------------
              (Address of Principal Executive Offices and Zip Code)

                                 (856) 727-1500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.       OTHER EVENTS.

            On October 15, 2002, SL Industries,  Inc. (the "Company")  announced
that  it  signed  a  commitment  letter  with  LaSalle  Business  Credit,   Inc.
("LaSalle"),  as Agent for Standard Federal National  Association,  to refinance its existing credit  facility.  The anticipated  closing date for the new credit facility with LaSalle is on or prior to October 31, 2002. In connection with the refinancing  of the Company's  existing  credit  facility,  the Company has also signed a commitment letter with Steel Partners II, L.P. ("Steel  Partners"),  an entity  controlled by Warren  Lichtenstein,  SL  Industries'  Chairman and Chief
Executive Officer.  This commitment letter provides for Steel Partners to make a subordinated  loan in the amount of $5 million to the Company on or  immediately prior to the closing of the credit facility with LaSalle.

            For additional  information,  reference is made to the press release attached hereto as Exhibit 99.1.

            On October 15,  2002,  the Company  also  announced  that it filed a registration  statement  with the  Securities  and Exchange  Commission  ("SEC")
relating to a distribution it plans to make to its  shareholders of subscription rights to purchase  additional  shares of common stock of the Company.  Upon the effectiveness of the registration statement,  the Company will distribute to its shareholders of record as of the record date, which has not yet been determined, a fixed amount of non-transferable  rights to subscribe for shares of its common stock. It is anticipated that each right will entitle the holder to purchase one share of the Company's  common stock at a price to be determined.  The number of rights to be issued with respect to each outstanding share on the record date is also to be determined.  The Company  anticipates  that the rights  offering will begin promptly after the effectiveness of the registration  statement filed with the SEC, and will continue for thirty days thereafter.

            Steel  Partners has agreed to purchase any shares of common stock of the Company  available  under the rights  offering that are not purchased by the
Company's  shareholders,  subject to a $5 million  limit.  The  proceeds  of the rights  offering  will be used to repay the $5  million  subordinated  loan from
Steel Partners mentioned above. Any additional proceeds will be used for working capital purposes.

            For additional  information,  reference is made to the press release attached hereto as Exhibit 99.2.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits.

       The following are filed as Exhibits to this Report:

Exhibit Number          Description
--------------          -----------

99.1                    Press Release dated October 15, 2002.
99.2                    Press Release dated October 15, 2002.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SL Industries, Inc.

Date:  October 16, 2002                         By: /s/ Glen Kassan
                                                    ----------------------------
                                                    Glen Kassan
                                                    President

                                  EXHIBIT INDEX

                Exhibit Number          Description
                --------------          -----------

                99.1                    Press Release dated October 15, 2002.
                99.2                    Press Release dated October 15, 2002.